UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2017 (April 3, 2017)

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2017, Harte Hanks, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”) by March 31, 2017.

As previously reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2017 (the “Form 12b-25”), the Company’s delay in filing the 2016 Form 10-K is principally due to the additional time the Company requires to complete the preparation of its financial statements for the year ended December 31, 2016. The Company was delayed in completing the closing of its accounting books for the fiscal year ended December 31, 2016 primarily due to (i) unexpected complications required to account for the sale of the Company’s Trillium business (and calculate the tax therefor), which sale was completed on December 23, 2016, (ii) delays and complications in performing its annual goodwill impairment analysis, and (iii) additional time-consuming review, testing and evaluation related to potential material weaknesses in internal controls. These factors combined to result in a delay in the completion of the Company’s preparation of financial statements and audit thereon, and consequently the Company’s filing of the Form 10-K.

The NYSE informed the Company in its notice that the Company is required to issue a press release disclosing the delay in filing the 2016 Form 10-K, the reason for the delay and the anticipated filing date, if known.  The Company issued such a press release on March 17, 2017 (a copy of which is attached as Exhibit 99.2 to the Company’s Form 8-K furnished to the SEC the same day).

The NYSE also informed the Company in its notice that, under the NYSE’s rules, the Company will have six months from March 16, 2017 to file its 2016 Form 10-K with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the 2016 Form 10-K with the SEC. The Company will file the 2016 Form 10-K as soon as practicable.  If the Company fails to file the 2016 Form 10-K before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: April 6, 2017

By:	Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary